Exhibit 99.2 Q1 2020 Results Presentation May 19, 2020 1Exhibit 99.2 Q1 2020 Results Presentation May 19, 2020 1

Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment, including statements related to the ongoing implications of the novel coronavirus (COVID-19). Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the ability of Kohl’s to successfully navigate the impact of COVID-19; the short and long-term impact of COVID-19 on the economy, and retail and economic activity; changes in consumer behavior and confidence, including those changes related to rising unemployment rates; the duration and scope of COVID-19, and the pace of recovery thereafter; the actions that governments, businesses and individuals take in response to COVID-19, including store closures and limiting or prohibiting certain retail activities; general economic uncertainty and a worsening of economic conditions or low levels of economic growth; the effects of steps Kohl’s takes to reduce operating costs and increase its cash position; competitive conditions in the retail industry; relationships with Kohl’s associates, customers, vendors, lenders, and stockholders; and the availability of capital to operate Kohl’s business. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them.   Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2 2Cautionary Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as believes, anticipates, plans, may, intends, will, should, expects, and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl's future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment, including statements related to the ongoing implications of the novel coronavirus (COVID-19). Such statements are subject to certain risks and uncertainties, which could cause Kohl's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the ability of Kohl’s to successfully navigate the impact of COVID-19; the short and long-term impact of COVID-19 on the economy, and retail and economic activity; changes in consumer behavior and confidence, including those changes related to rising unemployment rates; the duration and scope of COVID-19, and the pace of recovery thereafter; the actions that governments, businesses and individuals take in response to COVID-19, including store closures and limiting or prohibiting certain retail activities; general economic uncertainty and a worsening of economic conditions or low levels of economic growth; the effects of steps Kohl’s takes to reduce operating costs and increase its cash position; competitive conditions in the retail industry; relationships with Kohl’s associates, customers, vendors, lenders, and stockholders; and the availability of capital to operate Kohl’s business. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation. 2 2

Key Historical Highlights Leading omnichannel retailer with 65 million customers in 2019 • Accelerating, high growth digital business with sales penetration of 24% in 2019 • History of strong free cash flow generation and prudent capital management • Demonstrated commitment to Investment Grade: $940M+ debt paid down in 2018-2019 • Unmatched brand portfolio with collection of strong private and national brands • Convenient, off-mall stores located primarily in suburban neighborhood strip centers • Industry leading loyalty program, including strong Kohl’s Charge Card sales penetration of 56% in 2019 • Strong culture with best-in-class customer and associate engagement • 3Key Historical Highlights Leading omnichannel retailer with 65 million customers in 2019 • Accelerating, high growth digital business with sales penetration of 24% in 2019 • History of strong free cash flow generation and prudent capital management • Demonstrated commitment to Investment Grade: $940M+ debt paid down in 2018-2019 • Unmatched brand portfolio with collection of strong private and national brands • Convenient, off-mall stores located primarily in suburban neighborhood strip centers • Industry leading loyalty program, including strong Kohl’s Charge Card sales penetration of 56% in 2019 • Strong culture with best-in-class customer and associate engagement • 3

Q1 2020 Results Presentation COVID-19 Update 1 Q1 2020 Results 2 Strategic Highlights 3 4Q1 2020 Results Presentation COVID-19 Update 1 Q1 2020 Results 2 Strategic Highlights 3 4

COVID-19 Update 5COVID-19 Update 5

Our Top Priorities Protecting the health and safety of our associates and customers Preserving our financial position 6 6Our Top Priorities Protecting the health and safety of our associates and customers Preserving our financial position 6 6

Protecting Associates And Customers Store Closures to Help Slow the Spread of the Virus th Closed all of our stores on March 20 • Temporarily furloughed 85,000 associates on March 30th and supported them • with two calendar weeks of pay and continuation of existing health benefits Enhanced Safety Measures as Stores Reopen Reopened about 50% of our stores across the country since May 4, 2020 • Following a set of criteria, including state guidelines, health data, store readiness, • and field insights Significant enhancements to the store environment and operations made to • prioritize the health and safety of Kohl’s customers and associates Limited store hours • Social distancing measures • Elevated cleaning and sanitization measures • • Associate wellness and temperature checks, safety training and the use of masks 7Protecting Associates And Customers Store Closures to Help Slow the Spread of the Virus th Closed all of our stores on March 20 • Temporarily furloughed 85,000 associates on March 30th and supported them • with two calendar weeks of pay and continuation of existing health benefits Enhanced Safety Measures as Stores Reopen Reopened about 50% of our stores across the country since May 4, 2020 • Following a set of criteria, including state guidelines, health data, store readiness, • and field insights Significant enhancements to the store environment and operations made to • prioritize the health and safety of Kohl’s customers and associates Limited store hours • Social distancing measures • Elevated cleaning and sanitization measures • • Associate wellness and temperature checks, safety training and the use of masks 7

Preserving Financial Position Leaned into Digital business and quickly updated digital site • Drive content to reflect customer interest Digital Sales Launched Store Drive Up on April 2nd in most stores • Inventory: Managed receipts lower and extended payment terms • SG&A: Significantly reduced expenses across all areas • Reduced Capex: Lowered 2020 forecast by $500 million • Cash Outflow Dividend: Suspended beginning in Q2 2020 • Share repurchases: Suspended   • Increased Revolver: Replaced, securitized, and upsized to $1.5 billion • Financial New Debt: Issued $600 million notes due 2025 • Liquidity 8Preserving Financial Position Leaned into Digital business and quickly updated digital site • Drive content to reflect customer interest Digital Sales Launched Store Drive Up on April 2nd in most stores • Inventory: Managed receipts lower and extended payment terms • SG&A: Significantly reduced expenses across all areas • Reduced Capex: Lowered 2020 forecast by $500 million • Cash Outflow Dividend: Suspended beginning in Q2 2020 • Share repurchases: Suspended • Increased Revolver: Replaced, securitized, and upsized to $1.5 billion • Financial New Debt: Issued $600 million notes due 2025 • Liquidity 8

Q1 2020 Results 9Q1 2020 Results 9

Q1 2020 Results

Key Takeaways

- Entered 2020 in a strong financial position with business tracking to expectations prior to the crisis
- Immediately responded with aggressive actions to significantly enhance financial flexibility
- Positive operating cash flow in Q1 achieved through collective actions
- Ended quarter with $2.0 billion in cash and $500 million of availability on our revolver

Q1 2020 Results

- COVID-19 materially impacted results as all stores were closed beginning on March 20th
- Total revenue (41%), with net sales (43%) and other revenue flat
- Digital sales +24%, and accelerated to +60% in the month of April
- Gross margin significantly contracted due to COVID-19 impact
- SG&A expense declined 16% in Q1, yet declined 19.5% excluding COVID-19 expenses
- Adjusted EPS[1] ($3.20) vs. $0.61 in prior year
- Inventory declined 3% year-over-year and receipts were down over 30%

(1) Adjusted EPS is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information.

10

Q1 2020 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions, Except EPS data) May 2, 2020 May 4, 2019 Net Sales $ 2,160 $ 3,821 Total Revenue 2,428 4,087 Gross Margin Rate 17.3% 36.8% SG&A Expenses 1,066 1,275 Depreciation and Amortization 227 230 Impairments, Store Closings, and Other Costs 66 49 Operating (Loss) Income $ (718) $ 118 Interest Expense, Net 58 52 Provision for Income Taxes (235) 4 Net (Loss) Income $ (541) $ 62 Diluted (Loss) Earnings per Share ($3.50) $0.38 Adusted Net (Loss) Income (Non-GAAP) $ (495) $ 98 Diluted Adjusted (Loss) Earnings per Share (Non-GAAP) ($3.20) $0.61 Key Balance Sheet Items May 2, 2020 May 4, 2019 (Dollars in millions) Cash and Cash Equivalents $ 2,039 $ 543 Merchandise Inventories 3,557 3,680 Accounts Payable 1,866 1,295 Long-term Debt 3,449 1,855 11 11 11 Adjusted EPS is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information. Q1 2020 Key Metrics Consolidated Statement of Operations Three Months Ended (Dollars in Millions, Except EPS data) May 2, 2020 May 4, 2019 Net Sales $ 2,160 $ 3,821 Total Revenue 2,428 4,087 Gross Margin Rate 17.3% 36.8% SG&A Expenses 1,066 1,275 Depreciation and Amortization 227 230 Impairments, Store Closings, and Other Costs 66 49 Operating (Loss) Income $ (718) $ 118 Interest Expense, Net 58 52 Provision for Income Taxes (235) 4 Net (Loss) Income $ (541) $ 62 Diluted (Loss) Earnings per Share ($3.50) $0.38 Adusted Net (Loss) Income (Non-GAAP) $ (495) $ 98 Diluted Adjusted (Loss) Earnings per Share (Non-GAAP) ($3.20) $0.61 Key Balance Sheet Items May 2, 2020 May 4, 2019 (Dollars in millions) Cash and Cash Equivalents $ 2,039 $ 543 Merchandise Inventories 3,557 3,680 Accounts Payable 1,866 1,295 Long-term Debt 3,449 1,855 11 11 11 Adjusted EPS is a non-GAAP financial measure. Please refer to the reconciliation included in the Appendix for more information.

Q1 Gross Margin

Q1 2019 Gross Margin	**36.8%**	
Inventory Actions	**(~1,500) bps**	• **Usual clearance permanent markdowns** in February spread across significantly lower sales due to COVID-19 • Established a **reserve for excess seasonal inventory** given the lower sales demand due to COVID-19
Cost of Shipping	**(~250) bps**	• Cost of shipping pressure driven by **significant shift of sales to Digital** in Q1 2020 (45% of total sales) vs. Q1 2019 (21% of total sales) due to store closures related to COVID-19
Mix / Other	**(~200) bps**	• Unfavorable product mix as **Home category outperformed** and increased promotional activity
Q1 2020 Gross Margin	**17.3%**	

12

Enhanced Liquidity Position Key Q1 2020 Balance Sheet & Cash Flow Items February 1, 2020 Key Takeaways Beginning Cash $723M Long history of disciplined and prudent • Sources capital management Revolver $1,000M More than two decades of maintaining • New Debt $600M Investment Grade rating Operating Cash Flow $53M Swift and aggressive actions taken to • Uses ensure appropriate financial liquidity to Capex ($162M) manage through crisis Dividend ($108M) Confident that actions taken will • Share Repurchase ($8M) successfully preserve financial position of May 2, 2020 the company Ending Cash $2,039M 13 13Enhanced Liquidity Position Key Q1 2020 Balance Sheet & Cash Flow Items February 1, 2020 Key Takeaways Beginning Cash $723M Long history of disciplined and prudent • Sources capital management Revolver $1,000M More than two decades of maintaining • New Debt $600M Investment Grade rating Operating Cash Flow $53M Swift and aggressive actions taken to • Uses ensure appropriate financial liquidity to Capex ($162M) manage through crisis Dividend ($108M) Confident that actions taken will • Share Repurchase ($8M) successfully preserve financial position of May 2, 2020 the company Ending Cash $2,039M 13 13

Strategic Highlights 14Strategic Highlights 14

Kohl's is a leading omnichannel retailer with a strong foundation, and a large and loyal customer base of 65 million An unmatched Easy and inspiring Leading   brand portfolio at experiences loyalty program the best value 15 15 Based on 2019 FiguresKohl's is a leading omnichannel retailer with a strong foundation, and a large and loyal customer base of 65 million An unmatched Easy and inspiring Leading brand portfolio at experiences loyalty program the best value 15 15 Based on 2019 Figures

Strategic Focus Areas Strengthening Elevating Leading   Operating  product the the next with leadership experience generation excellence of loyalty 16 16Strategic Focus Areas Strengthening Elevating Leading Operating product the the next with leadership experience generation excellence of loyalty 16 16

Brands Strong collection of private brands  Two  $7B  4 of top 5  $1B   private   brands are   brand sales private brands 17 Based on 2019 FiguresBrands Strong collection of private brands Two $7B 4 of top 5 $1B private brands are brand sales private brands 17 Based on 2019 Figures

Brands Strong collection of national brands  18Brands Strong collection of national brands 18

The power of our store base 80% 1,159 of Americans live within   stores in 49 states 15 miles of a Kohl's Store 95% 99% of stores 4-wall cash-flow of Kohl's stores  positive in 2019 are off mall Digital sales are 35%+ higher   of digital orders with proximity to stores fulfilled by stores 19 Based on 2019 FiguresThe power of our store base 80% 1,159 of Americans live within stores in 49 states 15 miles of a Kohl's Store 95% 99% of stores 4-wall cash-flow of Kohl's stores positive in 2019 are off mall Digital sales are 35%+ higher of digital orders with proximity to stores fulfilled by stores 19 Based on 2019 Figures

Customer behaviors are influencing their expectations of the retail experience Shift to   Mobile use Social media digital increase influence 50% 70%+ 16M of Kohl's digital of Kohl's traffic active Kohl’s   sales are on mobile occurs through App users smartphones 20 Based on 2019 FiguresCustomer behaviors are influencing their expectations of the retail experience Shift to Mobile use Social media digital increase influence 50% 70%+ 16M of Kohl's digital of Kohl's traffic active Kohl’s sales are on mobile occurs through App users smartphones 20 Based on 2019 Figures

Digital has been key growth driver Digital sales $4.5B $4.0B $3.6B $3.0B $2.7B $2.1B Sales 11% 24% penetration 2014 2015 2016 2017 2018 2019 21 17% CAGRDigital has been key growth driver Digital sales $4.5B $4.0B $3.6B $3.0B $2.7B $2.1B Sales 11% 24% penetration 2014 2015 2016 2017 2018 2019 21 17% CAGR

Kohl’s has a leading loyalty program #1 30M 56% Loyalty program   Loyalty Kohl’s Charge card 4 years running members penetration Based on 2019 Figures 22 Source: Bond Loyalty ReportKohl’s has a leading loyalty program #1 30M 56% Loyalty program Loyalty Kohl’s Charge card 4 years running members penetration Based on 2019 Figures 22 Source: Bond Loyalty Report

Recent investments are paying off Active Beauty Digital Amazon Sales nearly   Sales increased Achieved 17%   Innovation to drive doubled   nearly 40% in past   5-year sales CAGR traffic into stores since 2013 5 years 23 Based on 2019 FiguresRecent investments are paying off Active Beauty Digital Amazon Sales nearly Sales increased Achieved 17% Innovation to drive doubled nearly 40% in past 5-year sales CAGR traffic into stores since 2013 5 years 23 Based on 2019 Figures

Our Capital Allocation Priorities Opportunistic, Invest in   Share   Dividend complementary  1 2 3 4 the business repurchases M&A Maintain strong balance sheet Long-term objective of maintaining investment grade 24 Due to COVID-19, the Company has reduced its investment in the business and has suspended its dividend and share repurchase program. Our Capital Allocation Priorities Opportunistic, Invest in Share Dividend complementary 1 2 3 4 the business repurchases M&A Maintain strong balance sheet Long-term objective of maintaining investment grade 24 Due to COVID-19, the Company has reduced its investment in the business and has suspended its dividend and share repurchase program.

Appendix 25Appendix 25

Reconciliations Adjusted Net (Loss) Income and Diluted (Loss) Earnings per Share, Non-GAAP Financial Measures (Unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) May 2, 2020 May 4, 2019 Net (Loss) Income • GAAP $ (541) $ 62 • Impairments, store closing, and other costs 46 36 • Adjusted (non-GAAP) $ (495) $ 98 Diluted (Loss) Earnings per Share • GAAP $ (3.50) $ 0.38 • Impairments, store closing, and other costs 0.30 0.23 • Adjusted (non-GAAP) $ (3.20) $ 0.61 26 26Reconciliations Adjusted Net (Loss) Income and Diluted (Loss) Earnings per Share, Non-GAAP Financial Measures (Unaudited) Three Months Ended (Dollars in Millions, Except per Share Data) May 2, 2020 May 4, 2019 Net (Loss) Income • GAAP $ (541) $ 62 • Impairments, store closing, and other costs 46 36 • Adjusted (non-GAAP) $ (495) $ 98 Diluted (Loss) Earnings per Share • GAAP $ (3.50) $ 0.38 • Impairments, store closing, and other costs 0.30 0.23 • Adjusted (non-GAAP) $ (3.20) $ 0.61 26 26

2727